EXHIBIT K-2A

                                     NOTE C1


$140,000.00                                                     October 27, 2003

      FOR VALUE RECEIVED, the undersigned, HEM Mutual Assurance LLC, a Colorado limited liability company ("Maker"), promises to pay to the order of Reality Wireless Networks, Inc., a Nevada corporation (the "Company"), at its principal office, or at such other place as may be designated in writing by the holders of this Promissory Note ("Note C1"), the principal sum of ONE HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($140,000.00) (the "Principal Sum"), which Principal Sum shall not accrue any interest, pursuant to the terms of this Note C1.

      This Note C1 is issued pursuant to and is subject to the terms of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") between
Maker and Orange Soda, Inc., a Delaware corporation and a wholly owned subsidiary of the Company of even date herewith. All defined terms herein not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

      Notwithstanding anything contained herein, in the Debentures, or in the Purchase Agreement to the contrary, the First Debenture C1 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and this Note C1 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                  (i) the Maker  elects  that this Note C1 shall  become due and payable; and

                  (ii) the number of Escrow Shares for the  aggregate  principal amount of the Debentures then outstanding and First Debenture C1 is at least 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not satisfied, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement the number of Escrow Shares to cover 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture C1 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company, at its maturity, and this Note C1 shall not be deemed part of the "Purchase Price" for purposes of
            Section 4.25 of the Purchase Agreement, unless and until this Note C1 is paid in full by the Maker or its successors and assigns.

                                     K 2a-1

      If this  Note C1 has not been  paid in full by the  Maker  to the  Company
(whether or not it is otherwise then due or payable by its terms) (i) any payments from the Company to the Maker pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of this Note C1 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 of the Purchase Agreement.

      Upon payment of this Note C1 in full in cash or by wire transfer of legal tender in the United States, the Escrow Agent shall deliver the First Debenture C1 to Maker and the Fixed Conversion Price with respect to the First Debenture C shall be one hundred fifty percent (150%) of the Initial Fixed Conversion Price (as defined in First Debenture A). Upon the earlier of payment of this Note C1 or automatic expiration of this Note C1, the Company shall deliver this Note C1 to Maker. Upon automatic expiration of this Note C1, the Escrow Agent shall return to the Company the First Debenture C1.

      Notwithstanding anything to the contrary contained herein or in the Purchase Agreement or the other Transaction Documents, this Note C1 and all payments due hereunder shall automatically expire, be of no further force or effect and shall become null and void after five (5) years from the date hereof.

      If this Note C1 becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day.

      This Note C1 may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York without reference to principles of conflicts or choice of law.

      Any action to enforce the terms of the Note C1 shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Company to enforce the terms of the Note C may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Maker at its principal address set forth in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                      K2a-2

IN WITNESS WHEREOF, this instrument is executed as of the date first hereinabove set forth.

                                               HEM Mutual Assurance LLC

                                               By:
                                                    --------------------
                                               Name:
                                                    --------------------
                                               Title:
                                                    --------------------

ACCEPTED AND AGREED TO:

Reality Wireless Networks, Inc.

By:
   -------------------------
       Steve Careaga, CEO

                                     K 2b-3

                                  EXHIBIT K-2B

                                     NOTE C2


$100,000.00                                                    October 27, 2003

      FOR VALUE RECEIVED, the undersigned, HEM Mutual Assurance LLC, a Colorado limited liability company ("Maker"), promises to pay to the order of Reality Wireless Networks, Inc., a Nevada corporation (the "Company"), at its principal office, or at such other place as may be designated in writing by the holders of this Promissory Note ("Note C2"), the principal sum of ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00) (the "Principal Sum"), which Principal Sum shall not accrue any interest, pursuant to the terms of this Note C2.

      This Note C2 is issued pursuant to and is subject to the terms of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") between
Maker and Orange Soda, Inc., a Delaware corporation and a wholly owned subsidiary of the Company of even date herewith. All defined terms herein not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

      Notwithstanding anything contained herein, in the Debentures, or in the Purchase Agreement to the contrary, the First Debenture C2 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and this Note C2 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                  (i) the Maker  elects  that this Note C2 shall  become due and payable; and

                  (ii) the number of Escrow Shares for the  aggregate  principal amount of the Debentures then outstanding and First Debenture C2 is at least 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not satisfied, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement the number of Escrow Shares to cover 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture C2 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company, at its maturity, and this Note C2 shall not be deemed part of the "Purchase Price" for purposes of
            Section 4.25 of the Purchase Agreement, unless and until this Note C2 is paid in full by the Maker or its successors and assigns.

                                      K2b-1

      If this  Note C2 has not been  paid in full by the  Maker  to the  Company
(whether or not it is otherwise then due or payable by its terms) (i) any payments from the Company to the Maker pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of this Note C2 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 of the Purchase Agreement.

      Upon payment of this Note C2 in full in cash or by wire transfer of legal tender in the United States, the Escrow Agent shall deliver the First Debenture C2 to Maker and the Fixed Conversion Price with respect to the First Debenture C shall be one hundred fifty percent (150%) of the Initial Fixed Conversion Price (as defined in First Debenture A). Upon the earlier of payment of this Note C2 or automatic expiration of this Note C2, the Company shall deliver this Note C2 to Maker. Upon automatic expiration of this Note C2, the Escrow Agent shall return to the Company the First Debenture C2.

      Notwithstanding anything to the contrary contained herein or in the Purchase Agreement or the other Transaction Documents, this Note C2 and all payments due hereunder shall automatically expire, be of no further force or effect and shall become null and void after five (5) years from the date hereof.

      If this Note C2 becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day.

      This Note C2 may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York without reference to principles of conflicts or choice of law.

      Any action to enforce the terms of the Note C2 shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Company to enforce the terms of the Note C may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Maker at its principal address set forth in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]


                                      K2b-2

IN WITNESS WHEREOF, this instrument is executed as of the date first hereinabove set forth.

                                                    HEM Mutual Assurance LLC


                                                    By:
                                                         --------------------
                                                    Name:
                                                         --------------------
                                                    Title:
                                                         --------------------

ACCEPTED AND AGREED TO:

Reality Wireless Networks, Inc.

By:
   ----------------------------
       Steve Careaga, CEO

                                     K 2c-3

                                  EXHIBIT K-2C

                                     NOTE C3


$60,000.00                                                      October 27, 2003

      FOR VALUE RECEIVED, the undersigned, HEM Mutual Assurance LLC, a Colorado limited liability company ("Maker"), promises to pay to the order of Reality Wireless Networks, Inc., a Nevada corporation (the "Company"), at its principal office, or at such other place as may be designated in writing by the holders of this Promissory Note ("Note C3"), the principal sum of SIXTY THOUSAND AND 00/100 DOLLARS ($60,000.00) (the "Principal Sum"), which Principal Sum shall not accrue any interest, pursuant to the terms of this Note C3.

      This Note C3 is issued pursuant to and is subject to the terms of the Convertible Debenture Purchase Agreement (the "Purchase Agreement") between
Maker and Orange Soda, Inc., a Delaware corporation and a wholly owned subsidiary of the Company of even date herewith. All defined terms herein not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

      Notwithstanding anything contained herein, in the Debentures, or in the Purchase Agreement to the contrary, the First Debenture C3 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company at its maturity, and this Note C3 shall not be due and payable and shall not be deemed part of the "Purchase Price" for purposes of Section 4.25 of the Purchase Agreement, unless and until:

                  (i) the Maker  elects  that this Note C3 shall  become due and payable; and

                  (ii) the number of Escrow Shares for the  aggregate  principal amount of the Debentures then outstanding and First Debenture C3 is at least 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such unconverted Debentures, provided, however, that if subparagraph (i) is satisfied and subparagraph (ii) is not satisfied, the Company shall increase in accordance with and subject to the provisions of Section 4.14 of the Purchase Agreement the number of Escrow Shares to cover 200% of the number of shares of Common Stock of the Company that would be needed to satisfy full conversion of all of such Debenture; provided, further, that, notwithstanding the foregoing, the First Debenture C3 shall not accrue interest, shall not be convertible and shall not be subject to repayment by the Company, at its maturity, and this Note C3 shall not be deemed part of the "Purchase Price" for purposes of
            Section 4.25 of the Purchase Agreement, unless and until this Note C3 is paid in full by the Maker or its successors and assigns.

                                      K2c-1

      If this  Note C3 has not been  paid in full by the  Maker  to the  Company
(whether or not it is otherwise then due or payable by its terms) (i) any payments from the Company to the Maker pursuant to Sections 4.19 and 4.33 of the Purchase Agreement will be offset by the principal amount of this Note C3 and
(ii) "Debentures" shall specifically refer to First Debenture A, First Debenture B, First Debenture C1, First Debenture C2, First Debenture C3, First Debenture D and the Second Debenture in Sections 4.19 and 4.33 of the Purchase Agreement.

      Upon payment of this Note C3 in full in cash or by wire transfer of legal tender in the United States, the Escrow Agent shall deliver the First Debenture C3 to Maker and the Fixed Conversion Price with respect to the First Debenture C shall be one hundred fifty percent (150%) of the Initial Fixed Conversion Price (as defined in First Debenture A). Upon the earlier of payment of this Note C3 or automatic expiration of this Note C3, the Company shall deliver this Note C3 to Maker. Upon automatic expiration of this Note C3, the Escrow Agent shall return to the Company the First Debenture C1.

      Notwithstanding anything to the contrary contained herein or in the Purchase Agreement or the other Transaction Documents, this Note C3 and all payments due hereunder shall automatically expire, be of no further force or effect and shall become null and void after five (5) years from the date hereof.

      If this Note C3 becomes due or payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day.

      This Note C3 may not be modified orally, and shall be governed, construed and interpreted under the internal laws of the State of New York without reference to principles of conflicts or choice of law.

      Any action to enforce the terms of the Note C3 shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Company to enforce the terms of the Note C may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Maker at its principal address set forth in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]


                                      K2c-2

IN WITNESS WHEREOF, this instrument is executed as of the date first hereinabove set forth.

                                    HEM Mutual Assurance LLC

                                    By:
                                        ---------------------
                                    Name:
                                         --------------------
                                    Title:
                                          -------------------

ACCEPTED AND AGREED TO:

Reality Wireless Networks, Inc.

By:
   ----------------------------
      Steve Careaga, CEO


                                     K2c-3